9/29/22, 2:17 PM Nautilus Announces Strategic Review | Nautilus, Inc. https://nautilusinc.gcs-web.com/news-releases/news-release-details/nautilus-announces-strategic-review 1/3 Press Releases 09.26.22 Nautilus Announces Strategic Review Board of Directors to evaluate opportunities to accelerate transformation and enhance shareholder value Company has engaged Evercore to assist in the process VANCOUVER, Wash.--(BUSINESS WIRE)--Sep. 26, 2022-- Nautilus, Inc. (NYSE: NLS) (“Nautilus” or the “Company”), an innovation leader in home fitness for over 30 years, today announced that its Board of Directors (the “Board”), with the support of management, has launched a comprehensive review of strategic alternatives, which may include a potential sale of the Company, to identify opportunities to accelerate the Company’s digital transformation under its previously announced North Star plan and enhance shareholder value. “We have made tremendous progress executing our North Star strategy and transforming Nautilus from a product-led hardware company to a consumer-led, digitally connected company,” said Anne Saunders, Chairman of the Board. “Given the dynamic market environment and growth of the home fitness sector, as well as the potential we see to accelerate North Star, the Board felt the time was right to review strategic options.” CEO Jim Barr said, “With a portfolio of innovative products and leading brands, and a wide and growing omni-channel distribution network, Nautilus is well-positioned to deliver long-term growth and profitability. Further, we continue to expand our digital fitness platform, JRNY®, which exceeded 360,000 members as of June 30, 2022.” Mr. Barr continued, “Regardless of the outcome of this process, the future is bright for Nautilus. Our recent investments have allowed us to reach more of our target customers, grow our member base, add new retailer partners, and expand our supply chain capacity. Given the state of the at-home fitness ecosystem, we believe the timing is right to comprehensively assess any opportunities that may accelerate our transformation and enhance value for our shareholders, while also benefitting our customers, employees, and vendors.” The Board has engaged Evercore as a financial advisor to assist in the process. The Board has not set a timetable for the conclusion of this review and there can be no assurance that the review will result in any transaction or other strategic change. Nautilus does not intend to comment regarding developments in the process, unless it determines that further disclosure is appropriate or necessary. Forward-Looking Statements This press release includes forward-looking statements (statements which are not historical facts) within the meaning of the Private Securities Litigation Reform Act of 1995, including: projected, targeted or forecasted financial, operating results and capital expenditures, including but not limited to net sales growth rates, gross margins, operating expenses, operating margins, anticipated demand for the Company's new and existing products, statements regarding the Company's prospects, resources or capabilities; planned investments, strategic initiatives and the anticipated or targeted results of such initiatives; the effects of the COVID-19 pandemic on the Company’s business; and planned operational initiatives and the anticipated cost-saving results of such initiatives. All of these forward-looking statements are subject to risks and uncertainties that may change at any time. Factors that could cause Nautilus, Inc.’s actual expectations to differ materially from these forward-looking statements also include: weaker than expected demand for new or existing Print page<< Back

9/29/22, 2:17 PM Nautilus Announces Strategic Review | Nautilus, Inc. https://nautilusinc.gcs-web.com/news-releases/news-release-details/nautilus-announces-strategic-review 2/3 products; our ability to timely acquire inventory that meets our quality control standards from sole source foreign manufacturers at acceptable costs; risks associated with current and potential delays, work stoppages, or supply chain disruptions, including shipping delays due to the severe shortage of shipping containers; an inability to pass along or otherwise mitigate the impact of raw material price increases and other cost pressures, including unfavorable currency exchange rates and increased shipping costs; experiencing delays and/or greater than anticipated costs in connection with launch of new products, entry into new markets, or strategic initiatives; our ability to hire and retain key management personnel; changes in consumer fitness trends; changes in the media consumption habits of our target consumers or the effectiveness of our media advertising; a decline in consumer spending due to unfavorable economic conditions; risks related to the impact on our business of the COVID-19 pandemic or similar public health crises; softness in the retail marketplace; availability and timing of capital for financing our strategic initiatives, including being able to raise capital on favorable terms or at all; changes in the financial markets, including changes in credit markets and interest rates that affect our ability to access those markets on favorable terms and the impact of any future impairment. Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the Securities and Exchange Commission, including the “Risk Factors” set forth in our Annual Report on Form 10-K, as supplemented by our quarterly reports on Form 10-Q. Such filings are available on our website or at www.sec.gov. You are cautioned that such statements are not guarantees of future performance and that our actual results may differ materially from those set forth in the forward-looking statements. We undertake no obligation to publicly update or revise forward-looking statements to reflect subsequent developments, events, or circumstances. About Nautilus, Inc. Nautilus, Inc. (NYSE:NLS) is a global leader in digitally connected home fitness solutions. The company’s brand family includes Bowflex®, Nautilus®, Schwinn®, and JRNY®, its digital fitness platform. With a broad selection of exercise bikes, cardio equipment, and strength training products, Nautilus, Inc. empowers healthier living through individualized connected fitness experiences; and in doing so, envisions building a healthier world, one person at a time. Headquartered in Vancouver, Washington, the company’s products are sold direct to consumers on brand websites and through retail partners and are available throughout the U.S. and internationally. Nautilus, Inc. uses the investor relations page of its website (www.nautilusinc.com/investors) to make information available to its investors and the market. View source version on businesswire.com: https://www.businesswire.com/news/home/20220926005700/en/ Investor Relations: John Mills ICR, LLC 646-277-1254 John.mills@icrinc.com Media: John Fread Nautilus, Inc 360-859-5815 jfread@nautilus.com Ted McHugh

9/29/22, 2:17 PM Nautilus Announces Strategic Review | Nautilus, Inc. https://nautilusinc.gcs-web.com/news-releases/news-release-details/nautilus-announces-strategic-review 3/3 Edelman Smithfield 201-341-0211 Ted.mchugh@edelman.com Source: Nautilus, Inc.